2015 BofAML Global Real Estate Conference

September 16, 2015


Walmart.com, Indianapolis, IN

RELIABLE. ANSWERS.

Duke REALTY

Contents



Strategy for Increasing Shareholder Value

Continued improvement in asset quality

- Industrial – Grow the overall portfolio mainly through development and select strategic acquisitions. Maintain best in class quality in strategic distribution corridors.
- MOB – Continue to grow through development. Maintain best in class quality with top rated health systems.
- Office – Less than 10% by year-end. Continue to dispose of assets.

Grow earnings (FFO) and cash flow (AFFO)

- Maintain occupancy at historic peak levels
- Improved rent growth through rental rate increases and annual escalations
- Continued focus on minimization of capital expenditures
- Value creation through delivery of development projects and monetization of land


ASSET STRATEGY
OPERATIONS STRATEGY
CAPITAL STRATEGY

Continue to improve overall leverage profile

- Fund development with low cap rate dispositions
- Balance debt maturities and reduce weighted average borrowing costs
- Reduce leverage to approximate BBB+ levels


1009

Park 840 (Starbucks), Nashville, TN

ASSET STRATEGY
INDUSTRIAL PORTFOLIO

Industrial Strategy

- Leverage 40 years of industrial operating and development experience as primary driver of company growth
- Focus on larger, modern bulk distribution product which results in higher credit quality tenants with fewer overall tenants to manage
- Geographic strategy focused on major markets in key trucking, rail and shipping corridors
- Growing NOI stream with contractual rent escalations and increasing rental rates on rollover; capture improving market rent growth; low capex
- Leverage expertise in e-commerce and supply chain reconfiguration along with key long term relationships with national tenants
- Utilize land positions in existing markets to grow platform through higher yield development

Premier Quality Industrial Portfolio

Building Size Breakdown



<100K SF:
5%
6 Million
Total SF
100K-500K SF:
53%
59 Million
Total SF
>500K SF:
42%
47 Million
Total SF

Note: Figures represent in-service population at pro rata ownership share

Average Tenant Size
(in square feet)



24K
99K
520K
<100K SF
100K-500K SF
>500K SF

Occupancy



93%
96%
98%
<100K SF
100K-500K SF
>500K SF

Note: Figures represent in-service population at pro rata ownership share

Total Industrial Portfolio – Peer Comparison

U.S. Industrial Exposure

(in millions of square feet)



< 100K SF
100K-500K SF
> 500K SF
292
42
168
82
PLD
112
6
59
47
DRE
80
11
44
25
LPT
64
9
39
16
DCT
63
17
32
14
FR
50
3
39
9
STAG
34
18
15
1
EGP

Source: Estimates based on pro rata ownership percent of domestic, industrial-only facilities per Q2 supplemental reports. Building count by size allocations per CoStar database.

Average Building Size

(000's square feet)



82
115
171
173
178
227
285
EGP
FR
DCT
PLD
LPT
STAG
DRE

Source: Estimates based on domestic, industrial-only facilities per Q2 2015 company supplementals. (LPT per CoStar Sep 2015). No adjustment for partial property ownership interests.

Average Building Age

(in years)



DRE 11
LPT 14
DCT 18
PLD 18
EGP 19
FR 22
STAG 28

Source: Per CoStar database based on wtd avg RBA basis, bulk and flex categories, September 2015. DRE per internal records. No adjustment for partial property ownership interests.

Industrial Portfolio Transformation



Seattle
Northern California
Southern California
Phoenix
Minneapolis
Chicago
Indianapolis
St. Louis
Columbus
Cincinnati
Nashville
Dallas
Houston
Atlanta
Savannah
Central Florida
South Florida
Raleigh
Pennsylvania
New Jersey
Baltimore
Washington DC
Note: Basis is $ invested and at ownership share
2009 Concentration
2015 Q2 Concentration
< $100 million
$100 - $150 million
$150 – $200 million
$200 – $300 million
$300 – $450 million
> $450 million

- Increased the size of industrial portfolio by adding over $2.7 billion of new industrial investments since 2009.
- Improved the quality and number of regions.
- Tier 1 market NOI:

Chicago	9.7%
Dallas	8.3%
Atlanta	8.1%
South Florida	7.2%
Pennsylvania	3.7%
So. Cal.	2.9%
New Jersey	1.6%
	41.5%

Big Box : Strong Rent Growth and E-Commerce Trends

Strong Market Rent Growth Momentum


Rent Index (11Q2=100)
116
114
112
110
108
106
104
102
100
98
11Q2
11Q4
12Q2
12Q4
13Q2
13Q4
14Q2
14Q4
15Q2
15Q4
CoStar Forecast for
Duke markets all sizes
Duke markets
Big Box
Duke markets
Small Box

- Market rent growth continues to accelerate. Projections are approximately 3% average annualized growth through 2017
- Big box continues to outperform
- Duke Realty market rent growth has outperformed the CoStar national index since recession
- Duke Realty actual net effective rent growth for industrial trending up: +19% for Q2 2015

E-Commerce Sales Growth Very Strong


Annual Sales Growth
34%
24%
14%
4%
(6%)
02
03
04
05
06
07
08
09
10
11
12
13
14
15
E-commerce sales growth
Overall retail sales growth

Graph data sources CoStar. E-commerce and retail sales figures are 4Q rolling avg as of Q2 2015, total retail ex-autos, gas and fuel; *Rent index weighted by size of each market. Logistics properties only, 1995 or newer, Big Box 100K SF+; Small Box <100K SF. DRE Big Box markets comprise 37 of 162 CoStar markets within specified building parameters. Rent growth % average of CoStar and Green Street forecasts.

- E-commerce sales growth currently growing at a double digit rate over conventional retail
- E-commerce currently 9% of all retail sales, expected to trend towards 20% by 2020
- Duke Realty a leading national facility operator/developer to major users of modern bulk industrial space

Leading Facility Provider for E-Commerce

Nine facilities developed and/or leased to Amazon.com totaling 6.6 million square feet

amazon





Location	Square Feet	Year Completed	Lease Term
Baltimore, MD	1,018,000	2014	15
Baltimore, MD	346,000	2014	15
Houston, TX	240,000	2013	5
Middletown, DE	1,016,000	2012	12
Phoenix, AZ	1,009,000	2007	11
Seattle, WA	1,016,000	2013	15
Atlanta, GA	301,000	2006	7
Cincinnati, OH	598,000	2007	5
Indianapolis, IN	1,037,000	2007	10
	6,581,000		

Leading the Nation in E-commerce Relationships

amazon | BON-TON | Crate&Barrel | carter's | Walmart Save money. Live better.

RH RESTORATION HARDWARE

TigerDirect

GNC LIVE WELL.


amazon.com

STAPLES

Innotrac

weber

HD SUPPLY | ULTA BEAUTY | Room&Board | follett HIGHER EDUCATION GROUP


St. Vincent
St. Vincent Women's Medical Center, Indianapolis, IN

ASSET STRATEGY
MEDICAL OFFICE PORTFOLIO

Medical Office Platform Enhances Risk-adjusted Returns

- Growth industry with recession resistant performance
- Best in class development team able to produce consistent development opportunities through economic cycles
- Substantially all on-campus and/or aligned with major hospital systems
- Long term leases averaging nearly 13 years
- Consistent NOI growth with typical leases including 2-3% annual net rent escalations and expense increase pass-throughs

Medical Office Portfolio

	In-Service	Under Development	Total
Properties	72	8	80
Investment $	$1.4 B	$182 M	$1.6 B
Square Feet	5.9 M	415K	6.3 M
Leased Occupancy	95%	91%	95%

As of 6/30/15



MOB Off-Campus 2%
MOB Aligned w/ Health System 24%
MOB On-Campus 74%

Investment by product type

Top Health System Relationships

High Quality, Growing Cash Flow and Strong Development Opportunities

Health System	Credit Rating (Moody's)	Rentable SF	% of Total Square Feet
Veterans Administration	Aaa	224,000	3.8%
Health & Hospital Corp Marion County	Aa1	274,000	4.6%
Ascension Health	Aa2	446,000	7.5%
Adventist Health	Aa2	232,000	3.9%
Baylor Scott & White	Aa3	1,099,000	18.4%
Carolinas Health	Aa3	190,000	3.2%
Catholic Health Initiatives	A2	363,000	6.1%

Overall 50% of space leased to "A" or better rated tenants

Lease Expirations
(% of MOB In-Service Sq. Ft.)



1%
3%
3%
7%
5%
7%
4%
2015
2016
2017
2018
2019
2020
2021
As of 6/30/15

Best in Class Medical Office Platform

Peer Comparison

	DRE	HCN	HCP	HR	HTA	VTR
Portfolio Size						
Number of Properties	80	239	228	196	307	376
Square Feet (in MM's)	6.3	16.0	17.1	14.1	15.4	21.0
Total Investment (in $MM's)	$1,601	N/A	$3,433	$3,224	$3,607	$5,138
Operating Statistics						
Average Age (1)	7 yrs	11 yrs	22 yrs	N/A	11 yrs	16 yrs
Square Feet / Property	80k SF	67k SF	75k SF	72k SF	50k SF	56k SF
Est'd Annualized NOI $ / SF	$19.2	$19.1	$14.4	$17.4	$18.2	$18.1
In-Service Occupancy	94.9%	95.1%	90.5%	86.7%	91.7%	92.5%
Same Prop NOI Growth	5.7%	2.6%	0.5%	7.1%	3.0%	2.8%
% of MOB's On-Campus / Aligned (2)	97.7%	95.9%	94.0%	89.0%	96.0%	96.0%

Sources: Company supplemental reports as of Q2 2015. Same-property NOI on a TTM basis.

Notes

1) Average age per disclosure or weighted on average investment basis per latest 10K filing
2) On-Campus / Aligned refers to a property that is 1) located on or adjacent to a healthcare system, 2) off-campus and leased 50% or more to a healthcare system, or 3) an ASC / specialty hospital with a hospital partnership interest.

Very Strong Pricing for Top Quality Assets


9.0%
8.0%
7.0%
6.0%
5.0%
CAP RATE
Red Rocks Medical Center
Golden, CO
$52,000,000
Sold October 2014
Renewal Medical Center
Lone Tree, CO
$7,900,000
Sold February 2015
MidWest Ortho Medical Building
Chicago, IL
$63,200,000
Sold January 2015
Gateway Medical Center
Clarksville, TN
$19,460,000
Sold October 2014
Class "A" On-Campus MOB 5.00% - 5.50%
Class "A" Off-Campus MOB 5.50% - 6.00%
Class "B" On-Campus MOB 6.00% - 6.50%
Class "B" Off-Campus MOB 6.50% - 7.50%
Duke Realty's Focus
LOWER
PERCEIVED RISK
HIGHER


Legacy Commerce Center, Linden, NJ

ASSET STRATEGY
DEVELOPMENT CAPABILITIES

Development Strategic Advantages

- Over 40 years of experience in development
- Land held for development is located in strategic locations that can support approximately 37 million square feet of development
- Strategic relationships with national customers, with 80% of development starts since 2009 repeat business
- Fully staffed internal team involved in all aspects of development, including pre-construction and construction to deliver lowest cost projects
- Risk management policies in place to govern development pipeline size and speculative exposure

10 Year Track Record	Project Count	Investment ($ millions)	Yield[1]	Estimated Value Creation at Market Cap Rates[2]	Estimated Profit Margin
2005 – Q2 2015	259	$5,042	8.1%	$906 million	18%
June 30 Pipeline	27	547	7.1%	$110 million	20%
Total	286	$5,589	8.0%	$1.02 billion	18%

(1) Based on final stabilized initial cash yield; (2) Value creation uses market cap rates at delivery date, sources include CBRE and internal records

Scalable Development Platform - Proven through Cycles



Development Starts
(in $ millions)
Office
Medical
Industrial
$236M Total
220
16
$130M Total
56
74
$202M Total
63
120
19
$519M Total
23
194
302
$665M Total
114
179
372
$563M Total
77
112
374
$336M Total
73
263
2009
2010
2011
2012
2013
2014
2015 YTD June 30

- Medical office development was significant even during recession
- Development starts since beginning of 2013 expected to generate approximately $282 million of value creation with a 21% profit margin

Successful Execution of Speculative Developments

Post-Recession Speculative Development Projects Now In-Service

Product Type	# of Projects	Value ($MM)	Occupancy at start date	June 30, 2015 Occupancy
Industrial	11	$222	6%	67%
MOB	10	140	52%	88%
Office	3	102	37%	92%
Totals	**24**	**$464**	**15%**	**72%**

Highly successful lease-up execution of post-2009 speculative / partially leased developments placed in service by June 30, 2015

Development Starts – Year To Date



Chicago Industrial
- Two build to suits for Fellowes and Shorr Packaging
- 499,000 SF and 243,000 SF
- 100% pre-leased for 10 and 12 years



Columbus Industrial
- Speculative development on Duke Realty land at Rickebacker Intermodal
- 482,000 SF; 53% pre-leased for 5 year term to InnoPak



Eastern PA / Lehigh Valley Industrial
- Speculative development on Duke Realty land
- 1,104,000 SF



Denver Medical Office
- Build to suits for Emerus/SCL Health
- Two projects totaling 92,000 SF
- 100% pre-leased for 15 year terms



Indianapolis Industrial
- Build to suit on JV owned land in Airport submarket for IDS
- 451,000 SF
- 100% pre-leased for 13 years



Washington, D.C. / Dulles Industrial
- Speculative development on Duke Realty land
- 94,000 SF
- 57% pre-leased for 7 year lease term



Raleigh Industrial
- Speculative development on Duke Realty land
- 133,000 SF
- 60% pre-leased for 10 years



Atlanta Industrial
- Speculative development on Duke Realty land near Hartsfield airport
- 615,000 SF



Dallas Medical Office
- Partiallly pre-leased development for Baylor, Scott and White
- 76,000 SF; 50% pre-leased for 10 years



Dallas Industrial
- Build to suit for Shippers Warehouse
- 589,000 SF
- 100% pre-leased for 10 years



South Florida Industrial
- Speculative development on Duke Realty land in Broward County
- 180,000 SF; 21% pre-leased


01
02

OPERATING STRATEGY

Operational Success and Future Growth Opportunities

- Completed asset repositioning into higher quality, higher rental rate growth assets with minimal FFO per share dilution and strong annual growth in AFFO per share (**6% CAGR**) (2010-2014)
- Proven same property NOI outperformance, well positioned for continuing same property growth through (a) occupancy upside, (b) embedded rent escalations, and (c) improving rental rate growth (14.9% Q2 2015 growth on renewals)
- Ability to push industrial rents because of occupancy and asset quality
- 2015 AFFO payout ratio range 65% to 69%, and current AFFO multiple of approximately 17-18x at the low end of sector and well positioned for continued growth

Same Property Growth vs Peers

DRE Same Property Growth Best in Sector since Recession and Lowest Volatility



7%
5%
3%
1%
DRE Total
DRE - Industrial only
Industrial Peer Average
0.9%
2.3%
-4.8%
3.2%
1.9%
0.9%
2.5%
3.1%
3.2%
3.7%
3.6%
2.5%
4.4%
4.3%
3.0%
6.6%
6.3%
5.7%
2010
2011
2012
2013
2014
YTD 2015

Source: Company supplementals and Green Street advisors. Annual data is TTM, quarterly is T3M: Peers include PLD, DCT, FR, EGP and LPT, straight average basis.

Stabilized Portfolio Occupancy vs Peers

DRE Stabilized Occupancy has Outperformed Peers


99%
94%
89%
DRE Total
DRE - Indus & MOB (wtd)
Industrial Peer Average
90.4%
91.9%
94.4%
95.7%
97.0%
97.3%
89.3%
91.2%
92.6%
94.0%
95.2%
95.1%
2010
2011
2012
2013
2014
2Q15

Source: Company supplementals and Green Street advisors. Peers include PLD, DCT, FR, EGP and LPT, straight average basis.

6% CAGR in Cash Flow (AFFO)

Minor FFO dilution from repositioning and de-leveraging more than offset by growth in cash flow



FFO/Share
AFFO/Share
$1.15
0.76
$1.15
0.78
$1.02
0.82
$1.10
0.90
$1.18
0.96
$1.16
1.01
2010
2011
2012
2013
2014
2015 Guidance

	2010	2011	2012	2013	2014	2015 Guidance
AFFO Growth		3%	5%	10%	7%	5%
Efficiency Ratio (AFFO/FFO)	66%	68%	80%	82%	81%	87%

Improving Operating Performance

Strong Cash Flow Growth and Payout Ratio


AFFO per share
Payout Ratio
1.02
0.88
0.74
89%
78%
67%
$0.76
$0.78
$0.82
$0.90
$0.96
$1.01
89%
87%
82%
76%
71%
67%
2010
2011
2012
2013
2014
2015E
AFFO/Share
AFFO Payout Ratio

Steady Same Property NOI Growth


+3.2%
+2.5%
+3.7%
+4.4%
+6.3%
2011
2012
2013
2014
2015 Q2

Note: On a TTM Basis

Peer AFFO Payout Ratio Analysis


Average: 81%
67%
55%
81%
83%
86%
95%
98%
DRE
FR
EGP
DCT
PLD
STAG
LPT

Source: Average of SNL & FactSet 2015 consensus. DRE at guidance mid-point

Accelerating Rent Growth

(Represents growth in annual net effective rent on renewal leases)


Portfolio
Industrial Only
-0.9%
-3.4%
1.5%
1.8%
3.1%
4.3%
8.8%
9.7%
10.4%
11.6%
2011
2012
2013
2014
2015 YTD


Yusen Logistics, O'Hare submarket, Chicago, IL

CAPITAL STRATEGY

Balance Sheet Quality

- Continue to delever and fund development pipeline through asset sales
- Improved portfolio quality generating cash flow growth and improved coverage metrics
- Well balanced annual debt maturities
- Significant liquidity with $1.2 billion LOC
- Rated Baa2 by Moody's and BBB by S&P
- Metrics by year-end 2015 at or approaching high BBB levels

Key Capital Metrics

	2013 Actual	2014 Actual	Q2 2015 Proforma	Q4 2015 Forecast
Debt to Gross Assets	46%	47%	43%	**Near 40%**
Fixed Charge Coverage Ratio	2.1:1	2.4:1	2.9:1	**> 3.0x**
Debt /EBITDA	7.7	6.9	6.2	**≤ 6.0**

- Investment grade rated debt (Baa2/BBB) for over 16 years with proven access to multiple capital sources
- Commitment to improved leverage profile

Balanced Debt Maturities

($ in millions)



Only 28% of debt matures through 2017
$20
$538
$451
$ 320
$ 659
$1,664
2015
2016
2017
2018
2019
Thereafter
Weighted Avg Interest Rate
6.22%
6.10%
5.81%
5.71%
5.37%
4.35%
JV Debt
Secured Debt
Unsecured Debt

Solid Credit Ratings Relative to Peers

	High BBB	Mid BBB	Low BBB	Non-Investment Grade
PLD	Moody's, S&P			
LPT	Moody's	S&P		
DRE		**Moody's, S&P**		
EGP		Moody's, Fitch		
DCT		Moody's	S&P	
FR			Moody's, S&P	
STAG		Fitch		

WHY DUKE REALTY

Valuation Statistics – Undervalued on Relative Basis

Price / 2015E FFO



Industrial Average: 15.2x
15.3x
16.6x
16.0x
14.3x
14.1x
DRE
PLD
DCT
FR
EGP

Price / 2015E AFFO



Industrial Average: 20.4x
17.6x
19.7x
23.0x
20.7x
18.2x
DRE
PLD
DCT
FR
EGP

Total Market Cap ($ in billions)



Average: $11.0
Median: $4.0
$38.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$9.9
$33.4
$4.4
$3.6
$2.7
DRE
PLD
DCT
FR
EGP

Implied Cap Rate (1)



Industrial Average: 6.4%
7.0%
6.2%
6.0%
6.9%
6.6%
DRE
PLD
DCT
FR
EGP

Source: SNL Financial, 9/9/15; **KEY:** Industrial: DCT=DCT Industrial Trust; EGP=Eastgroup; FR=First Industrial; PLD=Prologis.
(1) Based on (a) quarterly annualized NOI divided by (b) total market cap (stock market equity value + liabilities) less non-earnings assets, per Stifel (as of 9/8/2015) and internal model for DRE (9/8/2015).

2015 Range of Estimates

Metrics	2014 Actual	2015 YTD	Range of Estimates		Key Assumptions
			Pessimistic	Optimistic	
Core FFO per share	$1.18	$0.59	$1.13	$1.19	- In Q1 low end raised $0.01 and high end lowered $0.01 - Better than expected YTD new and renewal leasing activity - Accretive development projects placed in-service - Near term dilution from suburban office portfolio sale
Core AFFO per Share	$0.96	$0.54	$0.98	$1.04	- In Q1 low end raised $0.02 - Continued benefits from asset repositioning strategy - Minimal near term dilution from suburban office portfolio sale
Average Occupancy (in-service)	94.8%	95.8%	95.0%	96.0%	- In Q1 increased 0.50% on both low and high end - Better than expected YTD new and renewal leasing activity - Remaining expirations 3% of portfolio; positive market fundamentals
Same Property NOI Growth	4.4%	6.3%	4.0%	5.5%	- In Q2 raised from 3 to 5% range; Original range 2 to 4% - Better than expected YTD new and renewal leasing activity - Continued strong rental rate growth assumptions
Building Acquisitions (Duke share)	$131	$20	$75	$150	- Aggressive pricing for high quality industrial facilities limiting opportunities
Building Dispositions (Duke share)	$736	$1,496	$1,800	$2,000	- In Q2 raised mid-point by $250M. Accelerated activity reflective of opportunistic investment sales market including $1.1B office and $270M industrial portfolio sales; continue to downsize remaining office
Land Sale Proceeds - gross	$37	$71	$80	$120	- In Q2 raised mid-point by $35M, reflective of opportunistic investment sales market; continue selling identified non-strategic parcels
Development Starts (JV's at 100%)	$563	$336	$550	$700	- In Q2 raised mid-point by $175M; Market fundamentals in select markets very strong and executing on build-to-suit opportunities - Continue monitoring markets for speculative industrial opportunities
Service Operations Income	$24	$8	$15	$20	- Lower volume due to focus on owned development
General & Administrative Expense	$49	$29	$50	$45	- Excludes overhead restructuring charges

Why Duke Realty?

- ✓ Talent and Leadership with Proven Ability to Execute
- ✓ Superior Asset Quality
- ✓ Strategically Located Land Bank and Experienced Development Capabilities
- ✓ Proven Operational Success and Future Growth Opportunities
- ✓ Balance Sheet Strength
- ✓ Relative Value vs. Peers
- ✓ Top Tier Corporate Governance*

*ISS Quickscore launched in 2013 based on four "pillars" - Board Structure, Shareholder Rights, Compensation and Audit, which roll up scores from over 50 variables. For 2013, 2014 & 2015, DRE score ranked in top 10% of the Russell 3000 (excluding S&P 500 firms). For REIT sector, a leading research firm ranked DRE's composite corporate governance score in the 86th percentile on average 2010 -2015.

Forward-Looking Statement

This slide presentation contains statements that constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, our statements regarding (1) strategic initiatives with respect to our assets, operations and capital and (2) the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by forward-looking statements in this slide presentation. Many of these factors are beyond our ability to control or predict. Factors that could cause actual results to differ materially from those contemplated in this slide presentation include the factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable, however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information or future developments or otherwise.

Certain of the financial measures appearing in this slide presentation are or may be considered to be non-GAAP financial measures. Management believes that these non-GAAP financial measures provide additional appropriate measures of our operating results. While we believe these non-GAAP financial measures are useful in evaluating our company, the information should be considered supplemental in nature and not a substitute for the information prepared in accordance with GAAP. We have provided for your reference supplemental financial disclosure for these measures, including the most directly comparable GAAP measure and an associated reconciliation in our most recent quarter supplemental report, which is available on our website at www.dukerealty.com. Our most recent quarter supplemental report also includes the information necessary to recalculate certain operational ratios and ratios of financial position. The calculation of these non-GAAP measures may differ from the methodology used by other REITs, and therefore, may not be comparable.